UAM FUNDS

                     FPA CRESCENT PORTFOLIO
                   INSTITUTIONAL CLASS SHARES
               INSTITUTIONAL SERVICE CLASS SHARES

             SUPPLEMENT DATED APRIL 24, 1997 TO THE
    STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 3, 1997


The  following information is added under the heading "INVESTMENT
ADVISER" on Page 11 of the Statement of Additional Information:

REPRESENTATIVE INSTITUTIONAL CLIENTS

      As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: Asea
Brown Boveri, General Electric, Eastman Kodak, Federated Stores and Xerox Corporation.

      In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.